UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

KCAP Financial, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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KCAP Financial, Inc.
295 Madison Avenue, 6th Floor
New York, New York 10017

SUPPLEMENTAL MATERIAL TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF KCAP FINANCIAL, INC.

TO BE RECONVENED ON FRIDAY, AUGUST 9, 2013

Appointment of Proxy Solicitor

Subsequent to filing and mailing the Proxy Statement for the Special Meeting of Stockholders of KCAP Finacial, Inc. (the “Company”), to be reconvened on Friday, August 9, 2013, the Company engaged Alliance Advisors LLC (“Alliance”) to assist it in soliciting proxies personally, electronically or by telephone. The Company has agreed to pay Alliance $8,000 plus reasonable expenses for these services.